UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     FEBRUARY 9, 2007
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                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             33-81808                               22-3276290
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     (Commission File Number)            (IRS Employer Identification No.)

               1361 ALPS ROAD
              WAYNE, NEW JERSEY                              07470
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     (Address of Principal Executive Offices)             (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000















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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As of February 9, 2007, Building Materials Corporation of America ("BMCA"), through two of its subsidiaries, BMCA Acquisition Inc. ("Parent") and BMCA Acquisition Sub Inc., a wholly-owned direct subsidiary of Parent ("Offeror"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with ElkCorp, a Dallas, Texas manufacturer of roofing products and building materials ("Elk"). Parent and Offeror originally made a binding offer to enter into the Merger Agreement with Elk on January 29, 2007.

On January 18, 2007, BMCA withdrew its then pending tender offer for shares of Elk, and, through two of its subsidiaries, Parent and Offeror, commenced a tender offer to acquire all of Elk's outstanding shares of common stock, par value $1.00 per share (the "Shares") for $42.00 per share of common stock in cash, which offer was increased to $43.50 per share of common stock on January 23, 2007 (the "Tender Offer"). On February 12, 2007, the Tender Offer documents were amended to reflect the terms of the Merger Agreement. The Board of Directors of Elk has recommended to its shareholders that they accept the offer and tender their shares to the Offeror.

The closing of the Tender Offer and Offeror's obligation to pay for all Shares tendered is subject to the following conditions: (i) the number of Shares which, when taken together with the Shares beneficially owned by Parent and Offeror (and any of Samuel J. Heyman, Heyman Investment Associates Limited Partnership, BMCA, BMCA Holdings Corporation, G-I Holdings Inc., G Holdings Inc., Heyman Holdings Associates Limited Partnership and any other person who has or does file an ownership statement on Schedule 13D regarding Elk, together or in connection with any of the aforementioned persons), have been validly tendered and not withdrawn prior to the expiration of the Offer, representing more than one-half of the number of Shares outstanding on a fully diluted basis; (ii) Elk having performed, in all material aspects, all of its obligations and complied with all covenants set forth in the Merger Agreement, which are required to be performed or complied with by Elk prior to the expiration date of the Tender Offer; (iii) there not occurring any fact, circumstance, event, change, effect or occurrence that has or would be reasonably likely to have a Company Material Adverse Effect (as defined in the Merger Agreement); (iv) a governmental entity enacting, issuing or entering any restraining order, injunction or similar order or legal restraint or prohibition which remains in effect and which enjoins or otherwise prohibits consummation of the Tender Offer or the Merger (as defined below); (v) the Merger Agreement shall not have been terminated by Offeror, Parent or Elk in accordance with its terms; (vi) any of the representations and warranties of Elk not being true and correct in all respects as of the date upon which such representations and warranties must be true and correct (subject to certain exceptions as specified in the Merger Agreement) except where the failure to be so true and correct would not have, individually or in the aggregate, a Company Material Adverse Effect; or (vii) Elk delivering to Parent on the date the Offer expires a certificate, dated as of such date and signed by its Chief Executive Officer or another senior executive officer, certifying, solely in his or her capacity as an officer of Elk without personal liability, to the effect that certain conditions have been satisfied.

Once the Tender Offer has been completed, the parties will complete a second-step merger (the "Merger") in which all remaining Shares will be cancelled and converted into $43.50 per share, without interest, or such higher


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amount as may be paid for Shares in the Tender Offer. The Merger is subject to the following conditions: (i) if stockholder approval is required, adoption of the Merger Agreement by holders of a majority of outstanding Shares (which approval will be guaranteed if at such time Parent, Offeror or another direct or indirect wholly owned subsidiary of Parent own a majority of the outstanding Shares); (ii) the absence of any injunction or other order prohibiting the completion of the Merger; and (iii) Offeror having purchased the Shares tendered pursuant to the Tender Offer.

The parties have agreed that if Parent, Offeror or any direct or indirect subsidiary of Parent, own at least 90% of the outstanding Shares following the completion of the Tender Offer, then the Merger will be completed without a meeting of Elk's stockholders. Parent and Offeror are not obligated to effect the Merger until the earlier of (a) 35 days from the date Offeror first accepts Shares for payment in the Tender Offer and (b) the time that certain other conditions have been satisfied.

Pursuant to the terms of the Merger Agreement, Parent and Offeror have, subject to certain conditions and limitations, an irrevocable option, which may be exercised after completion of the Tender Offer, to acquire a number of Shares not to exceed maximum numbers, that, when added to the number of Shares owned by Parent, Offeror or any direct or indirect subsidiary of Parent or Offeror at the time of the exercise of the option, constitutes one share more than 90% of the number of Shares that will be outstanding after giving effect to the exercise of the option, at a price per Share equal to the amount paid for Shares pursuant to the Tender Offer (the "Top-Up Option"). The Top-Up Option is intended to expedite the timing of the completion of the Merger by permitting the Merger to occur pursuant to Delaware's short form merger statute at a time when the approval of the Merger at a meeting of Elk's stockholders would be assured because of Parent's and Offeror's ownership of a majority of the Shares following completion of the Tender Offer.

The Merger Agreement further provides that, after Offeror has purchased all Shares tendered pursuant to the Tender Offer, which results in Parent and Offeror (and any of Samuel J. Heyman, Heyman Investment Associates Limited Partnership, BMCA, BMCA Holdings Corporation, G-I Holdings Inc., G Holdings Inc., Heyman Holdings Associates Limited Partnership and any other person that has or does file an ownership statement on Schedule 13D regarding Elk together or in connection with any of the aforementioned persons) owning beneficially (within the meaning of the Exchange Act) at least a majority of the Shares, Parent has the right to designate a number of directors of Elk that is equal to the product of the total number of directors on Elk's board of directors multiplied by the percentage that the aggregate number of Shares beneficially owned by Parent or any affiliate of Parent bears to the number of Shares outstanding. In the event that Parent's designees are appointed or elected to Elk's board of directors, until the effective time of the Merger, the board of directors shall have at least three independent directors who are current directors of Elk and who are neither officers of Elk nor designees, stockholders, affiliates or associates (within the meaning of the federal securities laws) of Parent ("Independent Directors"). After the time directors designated by Parent are elected or appointed to Elk's board of directors and prior to the effective time of the Merger, the affirmative vote of a majority of the Independent Directors shall be required to (i) authorize any agreement between Elk and any of its subsidiaries, on the one hand, and Parent, Offeror and any of their affiliates (other than Elk and any of its subsidiaries) on the



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other hand, (ii) amend or terminate the Merger Agreement on behalf of Elk, (iii)
exercise or waive any of Elk's rights or remedies under the Merger Agreement,
(iv) extend the time for performance of Parent's or Offeror's obligations under the Merger Agreement or (v) take any other action by Elk in connection with the Merger Agreement or the transactions contemplated thereby required to be taken by Elk's board of directors.

Offeror and Parent have obtained debt financing commitments from affiliates of Deutsche Bank, Bear Stearns and JPMorgan Securities for the transactions contemplated by the Merger Agreement, as well as the refinancing of certain indebtedness of BMCA and its affiliates. Consummation of the Tender Offer and the Merger is not subject to a financing condition.

The Merger Agreement may be terminated before consummation of the Tender Offer under a number of specified circumstances, including by Elk (i) in order to accept a Superior Proposal (as defined in the Merger Agreement) or (ii) in the event that Offeror terminates the Tender Offer or fails to accept shares validly tendered in the Tender Offer. Upon termination of the Merger Agreement, under specified circumstances, Elk will be required to reimburse Parent for the transaction expenses of Parent or Offeror up to $5 million. In addition, under specified circumstances (including the circumstances referred to in clause (ii) above), Parent will be required to pay Elk a termination fee of $35 million. BMCA has provided a written guarantee of Parent's or Offeror's obligation to pay any such fee.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits.

See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.














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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: February 15, 2007            By:  /s/ John F. Rebele
                                        --------------------------
                                        Name:  John F. Rebele
                                        Title: Senior Vice President,
                                               Chief Financial Officer and
                                               Chief Administrative Officer













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                                  EXHIBIT INDEX

       Exhibit Number    Description
       --------------    -----------

             2.1 Agreement and Plan of Merger, dated as of February 9, 2007, by and among BMCA Acquisition Inc., BMCA Acquisition Sub Inc. and ElkCorp (incorporated by reference to Exhibit (d)(2) to the Schedule TO of BMCA Acquisition Inc. and BMCA Acquisition Sub Inc. filed with the Securities and Exchange Commission on February 12, 2007).


















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